UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2012

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached as Exhibit 99.1 and incorporated by reference into this Item 7.01 is a copy of the press release issued by PepsiCo, Inc. on March 31, 2012 announcing the completion of a strategic alliance with Tingyi (Cayman Islands) Holding Corp. in China.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by PepsiCo, Inc. on March 31, 2012 announcing the completion of a strategic alliance with Tingyi (Cayman Islands) Holding Corp. in China.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: April 2, 2012	By:	/s/ Maura Abeln Smith
	Name:	Maura Abeln Smith
	Title:	Executive Vice President, PepsiCo General Counsel, Public Policy & Government Affairs, and Corporate Secretary

INDEX TO EXHIBITS

99.1	Press release issued by PepsiCo, Inc. on March 31, 2012 announcing the completion of a strategic alliance with Tingyi (Cayman Islands) Holding Corp. in China.